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                                                                    EXHIBIT 10.7

                               MASTER AGREEMENT


     This Master Agreement ("Agreement") is entered into by and between FAA Serramonte, Inc. d/b/a Dodge of Serramonte ("SERRAMONTE DODGE"), a California corporation; FAA Poway D, Inc., d/b/a Poway Dodge ("POWAY DODGE"), a California corporation; FAA Dublin VWD, Inc., d/b/a Dublin Dodge ("DUBLIN DODGE"), a California corporation; First America Automotive, Inc. ("FAA"), a Nevada corporation; Thomas A. Price, President of SERRAMONTE DODGE and POWAY DODGE and forty-one (41%) percent stockholder of FAA ("PRICE"); and Chrysler Corporation ("CHRYSLER"), a Delaware corporation.

Following is a statement of facts underlying this Agreement:

     FAA proposes to purchase Asian Pacific Industries, Inc., d/b/a Valley Dodge, and become an authorized Dodge dealer in Dublin, California by forming the new corporation, DUBLIN DODGE.

     FAA'S proposal to purchase Valley Dodge is contingent upon the approval of CHRYSLER.

     FAA owns the majority interest in a CHRYSLER Dealership, SERRAMONTE DODGE, in Colma, California, which has poor customer satisfaction performance. FAA has recently purchased the assets of POWAY DODGE in Poway, California and is now seeking to purchase the assets of Valley Dodge under its new corporation to be formed, DUBLIN DODGE, and has agreed to execute a Master Agreement concerning the improvement of Customer Satisfaction Index ("CSI") at SERRAMONTE DODGE and achievement of CSI requirements at POWAY DODGE and DUBLIN DODGE.

     SERRAMONTE DODGE, POWAY DODGE, and PRICE desire FAA to purchase the assets of Valley Dodge and operate the Dodge dealership under the new corporation, DUBLIN DODGE.

     NOW, THEREFORE, in consideration as set forth below, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. CHRYSLER agrees to approve the sale of Valley Dodge to FAA notwithstanding the poor CSI performance at SERRAMONTE DODGE. CHRYSLER further agrees to award DUBLIN DODGE a Dodge Sales and Service Agreement, a copy of which is attached hereto as Exhibit "A", which will give FAA the right to conduct business operations as a Dodge dealer, in Dublin, California.

     2. In consideration for CHRYSLER'S approval of FAA'S purchase of Valley Dodge and for CHRYSLER awarding DUBLIN DODGE the Sales and Service Agreement,

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SERRAMONTE DODGE, POWAY DODGE and DUBLIN DODGE, FAA and PRICE agree to the following:

          (a) FAA shall achieve a twelve (12) month CSI score at each of its CHRYSLER dealerships - SERRAMONTE DODGE, POWAY DODGE and DUBLIN DODGE - which is equal to or greater than the average rating for the Zone Group Levels in which each dealership is included within its dealership's sales zone.

          (b) FAA and any of its companies, subsidiaries, affiliated companies, successor companies, or companies in which any of its current officers and directors have a controlling interest shall (1) not seek to purchase a new CHRYSLER dealership or to purchase stock or a partnership interest of an existing CHRYSLER dealership or seek to become an authorized dealer of any of CHRYSLER vehicle tines until FAA
                                                                       -----
          meets the CSI requirement in Paragraph (a) above, at each of its dealerships, and (2) at the time it seeks to purchase, the twelve (12) month CSI score at each of its CHRYSLER dealerships must be equal to or greater than the average rating for the Zone Group Levels in which each dealership is included within its dealership's sales zones.

     3. This Agreement cannot be altered, modified, waived or amended, in whole or in part, except in writing signed by a duly authorized officer or agent of SERRAMONTE DOD GE, POWAY DODGE, DUBLIN DODGE and, FAA, PRICE and an officer or the National Dealer Placement Manager of CHRYSLER

     4. The failure of any party hereto to enforce any rights arising under this Agreement on one or more occasion shall not operate as a waiver of that or any other right on that or any other occasion.

     5. This Agreement sets forth the entire agreement and understanding between the parties hereto pertaining to the matters referred to herein except and to the extent that other documents specifically referred to in this Agreement might also contain additional agreements and understandings between the panties hereto. To the extent that there is any conflict between this Agreement and any other such document, the terms of this Agreement will prevail. It is specifically understood and agreed by all parties that this Agreement is totally separate, distinct and apart from all such other agreements and understandings. Furthermore, there are no other promises, representations or inducements pertaining to the subject matter of this agreement except as expressed herein. The terms of this Agreement are contractual and not mere recitals.

     6. This Agreement has been fully and completely negotiated and shall not be construed more strictly against any parry hereto.

     7. The meaning, performance, operation, construction and legal effect of this Agreement shall be construed according to the laws of the State of Michigan applicable to

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agreements made and wholly performed therein.

     8. Should SERRAMONTE DODGE, POWAY DODGE, DUBLIN DODGE, FAA, or PRICE breach any provision of this Agreement, CHRYSLER may pursue any and all remedies at law or equity including, but not limited to, specific performance of this Agreement and FAA and PRICE shall be liable for any and all attorneys fees and court costs incurred by CHRYSLER in the pursuit of those remedies.

     9. SERRAMONTE DODGE, POWAY DODGE, DUBLIN DODGE, FAA and PRICE shall each do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as CHRYSLER may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     10. This Agreement will be fully binding on the heirs, successors and assigns of the parties hereto.

     11. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same document.

     12. This Agreement is deemed to have been signed by the parties hereto, coincidental with the effective date of the CHRYSLER Sales and Service Agreement for DUBLIN DODGE and this Agreement will not be canceled or superseded by this Sales and Service Agreement

     13. The parties hereby agree that they have read and they understand the terms of this Agreement and have had the advice of legal counsel.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by a duly authorized corporate officer or agent and, upon signature by all parties, this Agreement shall be binding upon them all.



FAA SERRAMONTE, INC.                    FAA POWAY D, INC.
D/B/A DODGE OF SERRAMONTE               D/B/A POWAY DODGE


By:  /s/ Thomas A. Price                By:   /s/ Thomas A. Price
     ----------------------------             ----------------------------
     Thomas A. Price                          Thomas A. Price
Its: President                          Its:  President

Dated: 6/25/97                          Dated: 6/25/97
      ---------------------------             ----------------------------

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FAA DUBLIN VWD, INC.                    FIRST AMERICA AUTOMOTIVE, INC.
D/B/A DUBLIN DODGE


By:  /s/ Thomas A. Price                By:  Thomas A. Price
     ----------------------------            ------------------------------
     Thomas A. Price                         Thomas A. Price
Its: President                          Its: President

Dated:  6/25/97                         Dated:  6/25/97
      ---------------------------             -----------------------------



THOMAS A. PRICE                         CHRYSLER CORPORATION


By:  /s/ Thomas A. Price                By:  /s/ Van W. Gray
     ----------------------------            ------------------------------
     Thomas A. Price                         Van W. Gray
     Individually                       Its: Dealer Placement Manager

Dated:   6/25/97                        Dated:  7/1/97
      ---------------------------             -----------------------------

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